TREASURY OBLIGATIONS MONEY MARKET FUND

BOND FUND

STOCK FUND

INCOME FUND
(Portfolios of SouthTrust Vulcan Funds)

SUPPLEMENT TO PROSPECTUS DATED JUNE 30, 1997



Please replace the subsection entitled "Sales Charge Waivers" on page 19 of the prospectus with the following:

                "SALES CHARGE WAIVERS. The following classes of investors may purchase shares of the BOND FUND, STOCK FUND and INCOME FUND with no sales charge in the manner described below: (1) officers, trustees, directors, employees and retired employees of the Company, SouthTrust Corporation and its affiliates, and employees of the transfer agent, Distributor or an authorized SouthTrust Vulcan Funds Dealer (and spouses and children of the foregoing); (2) investors for whom SouthTrust Corporation or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (this does not include transactions executed by SouthTrust Securities, Inc., including, but not limited to, self-directed Individual Retirement Accounts); (3) employees who purchase Fund shares through a payroll deduction plan sponsored by their employers."


                                                               February 27, 1998

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     G01341-07 (2/98)                                             STH801207
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